INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.    INTANGIBLE ASSETS, NET

	As of December 31,
	2023	2024

	(HK$ in thousands)
Gross carrying amount
Computer software	63,197	73,253
Golf membership	8,957	33,495
Licenses	28,329	25,734
Others	1,000	1,000
Total of gross carrying amount	101,483	133,482

Less: accumulated amortization
Computer software	(22,736)	(38,155)
Golf membership	(2,265)	(3,093)
Licenses	(3,911)	(6,090)
Others	(500)	(500)
Total of accumulated amortization	(29,412)	(47,838)
Intangible assets, net	72,071	85,644

Amortization expenses on intangible assets which are included in research and development expenses, selling and marketing expenses and general and administrative expenses in the consolidated statements of comprehensive income for the years ended December 31, 2022, 2023 and 2024 were HK$6,700 thousand, HK$17,147 thousand and HK$20,551 thousand, respectively.